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                                  EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We previously issued our report, accompanying the financial statements, incorporated herein by reference, of the Registrant in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996. We hereby consent to the incorporation by reference of said report in the post-effective amendment to this Registration Statement on Form S-8 being filed with the Securities and Exchange Commission by the Registrant.



             /s/ Grant-Schwartz Associates, Certified Public Accountants
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             GRANT-SCHWARTZ, ASSOCIATES, CPA's



October 7, 1997